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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 20, 1994


                             CARMIKE CINEMAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   0-14993                   58-1469127
        --------                  --------                   ----------
      (State or other             (Commission                (IRS Employer
      jurisdiction of             File Number)               Identification No.
      incorporation)


                   1301 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
              (Address of principal executive offices)  (Zip Code)


        Registrant's telephone number, including area code 706-576-3400


- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2

         On May 20, 1994, Carmike Cinemas, Inc., a Delaware corporation (the "Company"), acquired substantially all of the assets of Cinema World, Inc., a Pennsylvania corporation ("Cinema World") (such purchase hereinafter referred to as the "Transaction") pursuant to an Agreement dated as of the same date by and between the Company and Cinema World, C.W. Industries, Inc. and C.W. Advertising, Inc. Cinema World was engaged in the motion picture exhibition business and its assets consist of theatre properties and equipment located primarily in Pennsylvania, Ohio and West Virginia.

         In the Transaction the Company paid $38,100,000 cash to Cinema World for assets consisting primarily of 38 theatres comprising 176 screens and one warehouse. Funds for the Transaction were provided by the Company's new $100,000.00 Revolving Credit Facility. The Transaction was effective for accounting purposes on May 20, 1994.


ITEM 7   Financial Statements and Exhibits

         (a)     Financial Statements of Businesses Acquired

                 It is impracticable to provide the required statements for the acquired business with the filing on Form 8-K. The financial statements will be filed within the period permitted by Instruction 7(a)(4) of Form 8-K.

         (b)     Pro Forma Financial Information

                 It is impracticable to provide the required pro forma financial information for the acquired business with the filing on Form 8-K. The pro forma financial information will be filed within the period permitted by Instruction 7(b)(2) of Form 8-K.

         (c)     Exhibits

                 2(a) Agreement dated as of May 20, 1994 by and between Cinema World, Inc., C.W. Industries, Inc. and C. W. Advertising, Inc. and Carmike Cinemas, Inc.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                                                   Carmike Cinemas, Inc.
                                                   ---------------------
                                                   Registrant



                                                   /s/ John O. Barwick, III
                                                   ------------------------
                                                   John O. Barwick, III
                                                   Vice President-Finance and
                                                     Chief Financial Officer


Dated:   June 2, 1994
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                                 EXHIBIT INDEX



Exhibit                                                             Manually Signed
Number                     Description                              Original of Form 8-K
- - ------               ----------------------------                   --------------------
2(a)                 Agreement dated as of May 20, 1994
                     by and between Cinema World, Inc., C. W.
                     Industries, Inc. and C. W. Advertising, Inc.
                     and Carmike Cinemas, Inc.